SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2007

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

COMMISSION FILE: 000-31659

DELAWARE	86-0824673
(State or other jurisdiction or incorporation or organization)	(I.R.S. Employer Identification No.)

9645 Scranton Road, Suite 205

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 812-3400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 2, 2007, the Board of Directors of Novatel Wireless, Inc. (the “Company”) appointed Mr. Brad Weinert to the newly created position of President of the Company.

Mr. Weinert, 48, has served as acting Chief Executive Officer of the Company since November 2006 and as its Chief Operating Officer since April 2006. Prior to that time, he served as the Company’s Vice President of Business Development since April 2003. From January 2002 to February 2003, he worked as Chief Operating Officer for Okbridge, Inc., an internet gaming and software company. From February 1998 to November 2001, Mr. Weinert worked for Novatel Wireless in both product management and strategic planning capacities.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Press Release dated August 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: August 2, 2007	By:	/s/ Catherine F. Ratcliffe
Catherine F. Ratcliffe
Senior V.P. Business Affairs and General Counsel